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                                                                    EXHIBIT 10.1

                              AMENDMENT NO. 6 TO
                                 THE GAP, INC.
                       1996 STOCK OPTION AND AWARD PLAN

         THE GAP, INC., having adopted The Gap, Inc. 1996 Stock Option and Award Plan effective as of March 26, 1996 (the "Plan"), and having amended the Plan effective as of May 27, 1997, January 27, 1998, October 28, 1998, June 30, 2000, and January 23, 2001, hereby amends and restates Section 9.2.4 and Section 9.2.5 of the Plan in its entirety, effective as of April 3, 2001, as follows:

                       9.24  Expiration of Options. Each Option shall terminate
                             ---------------------
         upon the first to occur of the following events:

                       (a) The expiration of ten (10) years from the Grant Date; or

                       (b) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than death, Disability or Retirement; or

                       (c) The expiration of three (3) years from the date of the Participant's Termination of Service by reason of Disability or Retirement.

                       9.25  Death of Director. Notwithstanding Section 9.2.4,
                             -----------------
         if a Director dies prior to the expiration of his or her options in accordance with Section 9.2.4, his or her options shall terminate three
         (3) years after the date of his or her death.

         IN WITNESS WHEREOF, The Gap, Inc., by its duly authorized officer, has executed this Amendment on the date indicated below.


                                              THE GAP, INC.


Dated: April 3, 2001                          By  /s/ Anne B. Gust
                                                  ----------------
                                                       Anne B. Gust
                                                       Executive Vice President